Exhibit 99.7

CTI BioPharma Corp. Computershare Trust Company, N.A. 250 Royall Street Canton Massachusetts 02021 Within USA, US territories & Canada XXX XXX XXXX Outside USA, US territories & Canada XXX XXXX MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Primary subscription rights 12345678901234 CTI BIOPHARMA CORP. SUBSCRIPTION RIGHTS OFFERING THIS SUBSCRIPTION RIGHTS OFFERING EXPIRES AT 5:00 PM, NEW YORK CITY TIME, ON March 2, 2020, UNLESS THE EXERCISE PERIOD IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). CTI BioPharma Corp. (the "Company") has distributed to each holder (each an "Eligible Holder") of its common stock ("Common Stock") owned as of record, including shares of Common Stock issuable upon conversion of the Company's outstanding shares of series O convertible preferred stock, as of 5:00 p.m. New York City time on February 13, 2020 (the "Record Date"), at no charge, 0.90412 nontransferable right for each share of Common Stock held as of the Record Date to purchase one share of Common Stock, at a purchase price of $1.00 per full share of Common Stock, per each whole right (the "Subscription Rights"). The terms and conditions of the Subscription Rights offering are set forth in the Company's prospectus supplement (and accompanying prospectus), dated February 14, 2020 (as it may be amended or supplemented, the "Prospectus"), which are incorporated into this Rights Certificate by reference. As more fully described in the Prospectus, any Eligible Holder participating in the Subscription Rights offering, who following the exercise of such Eligible Holder's Subscription Rights would become a holder of greater than 9.9% of the outstanding number of shares of Common Stock following the Subscription Rights offering (a "Preferred Eligible Holder"), may elect to instead purchase the Company's non-voting series X convertible preferred stock (the "Series X Preferred") at a purchase price of $10,000 per full share of Series X Preferred (ratably adjusted for fractional shares). Capitalized terms used but not defined herein have the meanings set forth in the Prospectus. Copies of the Prospectus are available upon request from Georgeson LLC, the information agent, at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104 or call (888) 613-9988. The owner of this certificate is entitled to the number of Subscription Rights, and is entitled to exercise the Subscription Rights for the number of shares, shown on this Rights Certificate. THE SUBSCRIPTION RIGHTS ARE NON-TRANSFERABLE The Subscription Rights are non-transferable. The Subscription Rights will not be listed on any securities exchange or quoted on any automated quotation system. EXERCISE PRICE The exercise price for the Subscription Rights is $1.00 per full share of Common Stock or, if applicable, $10,000 per full share of Series X Preferred. The total number of Subscription Rights issued to each Eligible Holder will be rounded down to the nearest whole number. METHOD OF EXERCISE OF RIGHTS IN ORDER TO EXERCISE YOUR SUBSCRIPTION RIGHTS, YOU MUST PROPERLY COMPLETE AND SIGN THIS RIGHTS CERTIFICATE ON THE BACK AND RETURN IT TO COMPUTERSHARE TRUST COMPANY, N.A. (THE "RIGHTS AGENT"), TOGETHER WITH PAYMENT IN FULL FOR AN AMOUNT EQUAL TO THE APPLICABLE EXERCISE PRICE MULTIPLIED BY THE TOTAL NUMBER OF SHARES OF COMMON STOCK THAT YOU ARE REQUESTING TO PURCHASE, BEFORE 5:00 P.M. NEW YORK CITY TIME, ON MARCH 2, 2020. holder id coy class rights qty issued rights cert # 123456789 xxxx subscription rights xxx.xxxxxx 12345678 signature of owner and u.s. person for tax certification signature of co-owner (if more than one registered holder listed) date (mm/ss/yyyy) 12345678 cls xrt2 coyc

Full payment of the exercise price for each share you wish to purchase must be made in U.S. dollars by (1) certified check drawn upon a U.S. bank payable to the Rights Agent, or (2) cashier’s check drawn upon a U.S. bank or express money order payable to the Rights Agent, in each case in accordance with the “Instructions as to use of CTI BioPharma Corp. Subscription Rights Certificates” that accompanied the mailing of the Prospectus. Notwithstanding the foregoing, Eligible Holders who hold shares as a depository or nominee must make all payments by wire transfer of immediately available funds to the account maintained by the Rights Agent.

Payments of the exercise price will be held in an escrow account until five business days following the Expiration Date, unless the Company withdraws or terminates the Subscription Rights offering. No interest will be paid to you on the funds you deposit with the Rights Agent. You will not receive any interest on the payments held by the Rights Agent before your shares have been issued to you or your payment is returned to you, without interest, because your exercise has not been satisfied for any reason.

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY
Section 1: OFFERING INSTRUCTIONS To subscribe for shares pursuant to your Subscription Rights, please complete line (a) AND/OR (b).

Exercise of Subscription Rights
(a) I apply for	shares x (no. of new Common Stock shares)	$1.00 (exercise price)	= $ (amount enclosed)

(b) I apply for	shares x (no. of new Series X Preferred shares)	$10,000 (exercise price)	= $ (amount enclosed)

[NOTE: If you are NOT a Preferred Eligible Holder and you apply to purchase shares of Series X Preferred, you will not receive any, but will instead receive an equivalent number of shares of Common Stock in consideration for the same purchase price.]

PLEASE DISREGARD THIS MAILING IF YOU DO NOT WISH TO EXERCISE YOUR RIGHT TO SUBSCRIBE.

Section 2: SUBSCRIPTION AUTHORIZATION

I acknowledge that I have received the Prospectus for this offering of Subscription Rights and I hereby subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus relating to the subscription in the Subscription Rights offering.

Signature of Subscriber(s)

(and address if different than that listed on this Subscription Certificate)

Telephone number (including area code):

Please complete all applicable information and return to: Computershare Trust Company, N.A.

By First Class Mail: Computershare Trust Company, N.A., Corporate Actions Voluntary Offer, P.O. Box 43011, Providence, RI 02940-3011

By Express Mail or Overnight Delivery: Computershare Trust Company, N.A., Corporate Actions

Voluntary Offer, 250 Royall Street, Suite V, Canton, MA 02021

DELIVERY OF THIS RIGHTS CERTIFICATE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Any questions regarding this Rights Certificate and Subscription Rights offering may be directed to Georgeson LLC toll free at (888) 613-9988